UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: October 30, 2014

Viggle Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212)  231-0092
(Registrant’s Telephone Number, including Area Code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.  Other Events.

On October 30, 2014, Viggle Inc. (the “Company”) issued a press release scheduling a conference call to discuss the Company’s First Quarter Fiscal 2015 results.  The conference call will take place on November 12, 2014 at 9:00 a.m. Eastern Time.  The dial-in number for US and Canadian callers will be 877-407-3102, and the dial-in for callers outside of the US and Canada will be 1-201-493-6790.  A live webcast and archive of the call will also be available on Viggle’s website at: http://viggleinc.equisolvewebcast.com/q1-2015.  A replay will be available for 14 days starting on November 12, 2014, beginning one hour after the end of the conference call, and will run through midnight on November 26, 2014. To access the replay, please dial 1-877-660-6853 in the U.S. and 1-201-612-7415 for international callers. The conference ID# is 13594822.

On October 30, 2014, the Company also issued a press release announcing its relationship with HitFix.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated October 30, 2014 scheduling conference call.
99.2	Press release dated October 30, 2014 announcing relationship with HitFix.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGGLE INC.

Date: October 30, 2014	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President